Exhibit 23.2

                         INDEPENDENT AUDITOR'S CONSENT

     We consent to the incorporation by reference in the Form 8-K/A dated July 14, 2000, as amended by this Form 8-K/A, of Globespan, Inc. of our report dated April 21, 2000 (May 16, 2000 as to the second paragraph of Note 8) relating to the financial statements of iCompression, Inc., which is included in Amendment No. 1 to Registration Statement No. 333-40782 of Globespan, Inc. on Form S-3.






DELOITTE & TOUCHE LLP



San Jose, California

October 6, 2000


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